SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 1997




                              MEDCATH INCORPORATED
                            (Exact name of registrant
                          as specified in its charter)

       North Carolina                  0-25176                 56-1635096

(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228





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Item 5. Other Events

On January 27, 1997 MedCath Incorporated announced financial results for the first quarter ended December 31, 1996. Highlights included first quarter EPS of $0.15, record net revenue and net income and profitable operations at the McAllen Heart Hospital. During the first quarter the Company also opened the Gastonia lab, in North Carolina, and commenced management of Heart Clinic, P.A., in Texas. In addition, the Company announced its sixth Heart Hospital project, Arizona Heart Hospital, in Phoenix, Arizona in January 1997.


Exhibits:

            99.1 - Press Release dated January 27, 1997
































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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



Date:  February 3, 1997              By:       /s/ Richard J. Post
                                              ---------------------------------
                                                   Richard J. Post
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer































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